                                                                    Exhibit 4.12

SERIES E PREFERRED                                            SERIES E PREFERRED

     NUMBER                                                          SHARES
      SPC

                             [S1 LOGO APPEARS HERE]


                                 S1 CORPORATION

INCORPORATED UNDER THE LAWS                             SEE REVERSE SIDE FOR
OF THE STATE OF DELAWARE                                CERTAIN LEGENDS



This Certifies that


is the owner of


      FULLY PAID AND NONASSESSABLE SHARES OF SERIES E CONVERTIBLE PREFERRED
                      STOCK, PAR VALUE $0.01 PER SHARE, OF


S1 Corporation (the "Corporation"), a Delaware corporation with its principal executive office located in Atlanta, Georgia. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his or her duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:
                                 S1 CORPORATION


                                     [SEAL]

                                       BY:

     /s/ Richard Dobb                               /s/ Jaime W. Ellertson
         SECRETARY                                      PRESIDENT

COUNTERSIGNED AND REGISTERED:

  AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (NEW YORK)            TRANSFER AGENT
                                                     AND REGISTRAR

BY
                               AUTHORIZED SIGNATURE

                                 S1 CORPORATION


     The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of S1 Corporation (the "Corporation") as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.
     The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation at its principal executive office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM    - as tenants in common                    UNIF GIFT MIN ACT-__________Custodian___________
         TEN ENT    - as tenants by the entireties                                (Cust)             (Minor)
         JT TEN     - as joint tenants with right of                            under Uniform Gifts to Minors
                      survivorship and not as tenants                           Act_______________
                      in common                                                        (State)

         Additional abbreviations may also be used though not in the above list.

         For value received, _____________________________________________
hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE: ________________________________


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    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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_________________________________________ shares represented by the within certificate, and do hereby irrevocably constitute and appoint
___________________________________ Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated ________________________


                    NOTICE:
                           ----------------------------------------------------
                           THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

 SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                           GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.